--------------------------------------------------------------------------------



--------------------------------------------------------------------------------







                                  ANNUAL REPORT








================================================================================


                              India Technology Fund

================================================================================





















                                December 31, 2000


--------------------------------------------------------------------------------

                         VENUS CAPITAL MANAGEMENT, INC.
                  31 Milk Street, Suite # 315, Boston, MA 02109
             Ph: 1(617)423-1901, 1(800)720-6850; Fax:1(617)423-1011
   Email: venus@venuscapital.com; www.venuscapital.com; www.Indiatechfund.com
          ----------------------  --------------------  ---------------------

January 2, 2001

Dear Shareholders:

In the fourth quarter, the Nasdaq plunged 34% and ended the year down 37.5% and the S&P/IFC India Index was down 37.65% for the year. For the fiscal period ended December 31, 2000, the Nasdaq was down 37.9% and S&P/IFC India Index ended down 20.2 %.

A comparative analysis is shown below:


-------------------------------------------------------------------------------------------------------
    Month              The IT Fund          S&P/IFC India Index          Nasdaq 100
     End         (NAV at        Monthly    (Closing     Monthly     (Closing    Monthly
               Close in $)                  Value)                   Value)
-------------------------------------------------------------------------------------------------------
  25-Apr-00      10.0000     Launched          -                       -
  30-Apr-00      10.0000         0.00%      100.33         -        3773.18        -
  31-May-00      10.0400         0.40%       95.01       -5.30%     3324.08     -11.90%
  30-Jun-00      10.1000         0.60%      101.54        6.87%     3763.79      13.23%
  31-Jul-00      10.0600        -0.40%       90.41      -10.96%     3908.75       3.85%
  31-Aug-00      10.3000         2.39%       93.37        3.27%     4077.90       4.33%
  30-Sep-00      10.1400        -1.55%       83.27      -10.82%     3570.61     -12.44%
  31-Oct-00       9.1700        -9.57%       75.51       -9.32%     3282.30      -8.07%
  30-Nov-00       8.5200        -7.09%       81.23        7.58%     2506.56     -23.63%
  30-Dec-00       8.1500        -4.34%       80.09       -1.40%     2341.70      -6.58%

Six Month Ending Dec.           -19.31%                 -21.12%                 -37.78%

Since Inception                 -18.60%                 -20.17%                 -37.94%

-------------------------------------------------------------------------------------------------------


We outperformed the Nasdaq and S&P/IFC India Index but yet we were down 18.6% for the year since commencement of operations. This was not an easy year (Nasdaq's worst year ever) to launch a technology fund focused on a very narrow sector within the technology group.

The primary factor affecting the fund's performance was the plunge in global technology stocks anticipating a US slowdown and an inventory correction in 2001. The macro factors remain beyond the control of a fund manager, however we remain focused on investing in good growth companies at reasonable valuations.

The exaggerated reactions of market participants, result in extreme movements in the technology stocks, both in Bull and Bear markets. As late as November 2000, the Fed had an upward bias towards interest rates and liquidity in the economy dried up due to several rate increases in 2000.

The portfolio at December 31, 2000 was as follows:

--------------------------------------------------------------------------------
PRIVATE PLACEMENTS                                        Cost per
--------------------------------------------------------------------------------
AXCEL PHOTONICS                                USD          0.25        1.64
CALIENT NETWORKS                               USD          7.23        2.78
COMSTELLAR                                     USD          5.00       10.12
MAPLE OPTICAL                                  USD          5.73        5.58
NIKSUN                                         USD          1.38        2.78
RENKA                                          USD          1.47        5.56
VOXERA                                         USD          0.03        1.64

--------------------------------------------------------------------------------
QUOTED SECURITIES IN USA
--------------------------------------------------------------------------------
APPLIED MICRO CIRCUITS               AMCC      USD         65.02        4.92
BROCADE                              BRCD      USD        104.92        2.41
EXODUS                               EXDS      USD         28.10        6.56
HEALTHEON/WEBMD                      HLTH      USD          9.81        5.21
JUNIPER NETWORKS                     JNPR      USD        176.59        1.65
REDBACK INC                          RBAK      USD         52.10        4.03
SATYAM INFOWAY                       SIFY      USD         11.78        2.38
STRATOS LIGHTWAVE INC                STLW      USD         21.00        0.56
SYCAMORE NETWORK                     SCMR      USD         59.55        6.11
TRANSWITCH                           TXCC      USD         35.74        6.42

--------------------------------------------------------------------------------
QUOTED SECURITIES IN INDIA
--------------------------------------------------------------------------------
CREST COMMUNICATIONS                           INR        225.46        3.02
INFOSYS TECHNOLOGIES                           INR      7,639.05        4.00
PENTA MEDIA GRAPHICS                           INR        441.10        2.07
SATYAM COMPUTERS                               INR        519.82        4.54
TV 18 (CNBC, INDIA)                            INR        479.61        3.28
WIPRO                                          INR      2,246.77        6.75


Sector wise, we are invested as follows:

Sector                              % of assets
-----------------------------------------------
Optical Networking                      20.11
Optical Components                       7.76
Semiconductors                          11.34
Information Technology                  15.29
Telecom - Mega                          10.12
Media Software                           8.31
Internet Security                        2.78
Data Center                              6.56
Storage Area Networks                    2.41
Internet Infrastr. and eCommerce         7.59
Voice over IP                            1.64

We believe technology will continue to drive productivity gains around the world and any company, which slows down its efforts in IT spending is sure to be at a long-term disadvantage to its competitors and risks losing market share.

There is no doubt in our minds that technology sector will come back, once the extent of the slowdown is quantifiable. Currently, no one knows the extent of the slowdown and the inventory correction going on and that is unacceptable to investors. Hence, they prefer to sell first and ask questions later.

The rate cuts and tax cuts currently being discussed by U.S. law makers, if passed, will take a while to set into the market space and increase liquidity. The key to a long-term rally will be companies' earnings and we believe that the technology companies we have invested in are going to grow at high rates.

The biggest theme in our investment is the rising usage of investors. There are over 250 Million users of the Internet worldwide and China and India are waking up to the Internet. There are only ten million users in China and two million in India. When the Internet penetration goes to 50% in these countries in the next decade, as we expect will happen, then a huge need for Internet infrastructure up-grading will continue to spur network and telecom companies to spend. There are three million web pages created everyday and Internet users continue to double every six months. The need for storage will be immense. Our portfolio is geared towards this theme and we believe, in the long run, this theme will not fail us.

Hence, we believe that this technology slowdown is but a blip in the long-term trend of rising use of technology and increased productivity.

As much as we can, we have taken advantage of the lower valuations and picked up, what we believe, are some amazing bargains and now we are waiting for the next cyclical upturn in technology stocks. Patience will be richly rewarded.

Sincerely

/s/ Vik Mehrotra

Vik Mehrotra
Fund Manager

--------------------------------------------------------------------------------
 India Technology Fund
--------------------------------------------------------------------------------
                                                         Schedule of Investments
                                                               December 31, 2000
--------------------------------------------------------------------------------
 Shares/Principal Amount                             Market Value   % of Assets
--------------------------------------------------------------------------------
 COMMON STOCKS
 Computer Related Service
    10,000 ADS SIFY                                        36,250
     1,000 Applied Micro Circuits                          75,031
       400 Brocade                                         36,725
    15,000 Crest Communications                            46,075
     5,000 Exodus                                         100,000
       500 Infosys Technologies                            61,022
       200 Juniper Networks                                25,213
     5,000 Penta Media Graphics                            31,535
     1,500 Redback Inc.                                    61,500
    10,000 Satyam Computers                                69,144
     2,500 Sycamore Network                                93,125
     2,500 Transwitch Co                                   97,812
     9,000 TV 18                                           49,928
     2,000 Wipro                                          102,948
                                                     -------------
                                                          886,308      50.23%
 Health Care
    10,000 Healtheon / Web MD                              79,380       4.50%
                                                     -------------
 Semiconductors
       500 Stratos Lightwave, Inc.                          8,532       0.48%
                                                     -------------
 Private Placements
   100,000 Axcel Photonics                                 25,000
     6,920 Calient Networks                                50,000
    40,000 Comstellar                                     200,000
    17,500 Maple Optical                                  100,275
    36,232 Niksun                                          50,000
    68,111 Renka                                          100,000
 1,000,000 Voxera                                          25,000
                                                     -------------
                                                          550,275      31.18%

           Total Stocks (Cost $1,918,161)               1,524,495      86.39%
                                                     -------------
 Money Market Funds
           Firstar Money Market (Cost $54,292)             54,292       3.08%
                                                     -------------

           Total Money Market Funds                        54,292       3.08%
                                                     -------------

           Total Investments (Cost - 1,972,453)         1,578,787      89.47%

           Other Assets Less Liabilities                  185,871      10.53%
                                                     -------------

           Net Assets                                $  1,764,658     100.00%
                                                     =============

--------------------------------------------------------------------------------
 India Technology Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
     December 31, 2000

Assets:
     Investment Securities at Market Value                        $  1,578,787
          (Identified Cost - 1,972,453)
     Cash                                                              182,551
     Receivables:
          Dividends and Interest                                        11,150
          Due from advisor                                                 678
                                                                  -------------
               Total Assets                                          1,773,166
                                                                  -------------
Liabilities
     Accrued Expenses                                                    8,508
                                                                  -------------
               Total Liabilities                                         8,508
                                                                  -------------
Net Assets                                                        $  1,764,658
                                                                  =============
Net Assets Consist of:
     Paid In Capital                                              $  2,145,744
     Undistributed net investment income                                10,952
     Accumulated Realized Gain (Loss) on Investments - Net               1,628
     Net  Unrealized  Depreciation  in Value of  Investments          (393,666)
                                                                  -------------
Net Assets, for 216,755 Shares Outstanding                        $  1,764,658
                                                                  =============
Net Asset Value, Redemption and Offering Price
     Per Share ($1,764,658/216,755 shares)                        $       8.14

--------------------------------------------------------------------------------
 India Technology Fund
--------------------------------------------------------------------------------
 Statement of Operations
 For the period from March 17, 2000 (inception date) to December 31, 2000


Investment Income:
     Interest                                                     $     30,310
                                                                  -------------
          Total Investment Income                                       30,310
                                                                  -------------
Expenses
     Management Fees (Note 2)                                           25,480
     Organization expenses                                              11,132
     Audit Fees                                                          7,500
     Other                                                                 678
                                                                  -------------
          Total Expenses                                                44,790
          Less Reimbursements                                          (26,158)
                                                                  -------------
     Net Expenses                                                       18,632
                                                                  -------------

Net Investment Income                                                   11,678
                                                                  -------------
Net Realized and Unrealized Gain (Loss) on Investments:
     Net Realized Gain on Investments                                    1,628
     Net Unrealized Depreciation on Investments                       (393,666)
                                                                  -------------
Net Realized and Unrealized Gain (Loss) on Investments                (392,038)
                                                                  -------------

Net Decrease in Net Assets from Operations                        $   (380,360)
                                                                  =============

--------------------------------------------------------------------------------
 India Technology Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
 For the period from March 17, 2000 (inception date) to December 31, 2000

Increases (Decreases) in Net Assets from:
Operations:
     Net Investment Income                                         $    11,678
     Net Realized Gain on Investments                                    1,628
     Net Unrealized Depreciation on Investments                       (393,666)
                                                                   ------------
       Net Decrease in Net Assets from Operations                     (380,360)
                                                                   ------------
Distributions to Shareholders
     Net Investment Income                                                (726)
                                                                   ------------
       Decrease in Net Assets from Distributions                          (726)
                                                                   ------------
Capital Share Transactions:
     Proceeds From Sale of Shares                                    1,645,018
     Shares Issued on Reinvestment of Dividends                            726
                                                                   ------------
       Increase in Net Assets from Shareholder Activity              1,645,744
                                                                   ------------

Net Increase  in Net Assets                                          1,264,658

Net Assets at Beginning of Period                                      500,000
                                                                   ------------

Net Assets at End of Period                                        $ 1,764,658
                                                                   ============

Undistributed Net Investment Income                                $    10,952
                                                                   ============
Share Transactions:
     Issued                                                            166,668
     Reinvested                                                             87
                                                                   ------------
Net  increase  in shares                                               166,755
Shares  outstanding  beginning  of period                               50,000
                                                                   ------------
Shares outstanding end of period                                       216,755
                                                                   ============

--------------------------------------------------------------------------------
 India Technology Fund
--------------------------------------------------------------------------------
Financial Highlights
Selected data for a share outstanding throughout the period:      04/25/00**
                                                                     to
                                                                  12/31/00

Net Asset Value - Beginning of Period                            $    10.00

Net Investment Income                                                  0.06
Net Realized and Unrealized Losses on Securities                      (1.92)
                                                                 -----------
     Total from Investment Operations                                 (1.86)
                                                                 -----------

Dividends from net investment income                                   0.00 (A)
                                                                 -----------
     Total Distributions                                               0.00
                                                                 -----------

Net Asset Value - End of Period                                  $     8.14
                                                                 ===========

Total Return                                                         -18.56%

Ratios/Supplemental Data

Net Assets - End of Period (Thousands)                           $    1,765

Ratio of Expenses to Average Net Assets after reimbursements           1.83%*
Ratio of Expenses to Average Net Assets before reimbursements          4.39%*
Ratio of Net Income to Average Net Assets                              1.15%*

Portfolio Turnover Rate                                               25.94%*

* Annualized
** Commencement of operations.
(A) Represents an amount less then $0.005

================================================================================
India Technology Fund
================================================================================
                                                   Notes to Financial Statements
                                                               December 31, 2000

  1.)ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
     The India Technology Fund ("Fund") is a non-diversified portfolio of Venus Series Trust ("Trust"), an open-end management investment company registered under the Investment Company Act of 1940. The Fund is organized as a business trust under the laws of the State of Deleware by Declaration of Trust, dated November 8, 1999. The Fund's investment objective is to obtain long-term capital appreciation. In seeking its objective, this Fund will invest at least 70% of its total assets in securities of Indian technology companies. Significant accounting policies of the Fund are presented below.

     SECURITY VALUATION:
     The investments in securities are carried at market value. The market value for the investments listed on exchanges, including the Nasdaq National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

     Investments in private placement securities represent investments for which there are no readily available public market quotations of value. These securities are presented in the accompanying financial statements at fair value as determined in good faith by the Advisor in accordance with procedures approved by the Board of Trustees. In determining the value of these securities consideration is given to the financial condition and operating results of the underlying companies, the amount that the Fund can reasonably expect to realize upon the sale of the security, and any other factors deemed relevant. It is generally the policy of the Advisor to carry these investments at cost for the first year they are held unless a
     significant   event  occurs  that  effects  the  long  term  value  of  the investment.

     The financial statements include investments valued at $550,275 (31.2% of net assets) at December 31, 2000 whose values have been estimated by the Advisor in the absence of readily ascertainable market values. Because of the inherent uncertainty of the valuations, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME
     Security transactions are recorded no later than the day following the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.

     INCOME TAXES:
     It is the Fund's future policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code ("IRC"). In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains to meet the requirements of Subchapter M of the IRC.

     ESTIMATES:
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The significant estimates that are susceptible to change relate to the valuation of investments in private placements.

  2.)INVESTMENT ADVISORY AGREEMENT
     The Fund has entered into an investment advisory and administration agreement with Venus Capital Management, Inc (the Advisor). As compensation for services provided, the Fund will pay the Advisor a performance-based management fee ranging from 0.00%- 5.00% of the Fund's net asset value, calculated monthly by comparing the Fund's investment performance, over the most recent twelve month period, to the performance of the IFC India Index, a stock index compiled by the International Finance Corporation. For the period ended December 31, 2000, the advisor earned $25,480 of management fees all of which were reimbursed to the Fund.

  3.)RELATED PARTY TRANSACTIONS
     Certain owners of Venus Capital Management, Inc. are also owners and/or directors of the Fund. These individuals may receive benefits from management fees paid to the Advisor. As of December 31, 2000, VLS International, SA, the parent company of the Advisor, owned 36.05% of the Fund. This shareholder is considered a control person as defined under
     Section 2(1)(9) of the 1940 Act, by virtue of their ownership of more than 25% of the voting securities of the Fund.


  4.)CAPITAL STOCK AND DISTRIBUTION
     At June 30, 2000 an indefinite number of shares of capital stock were authorized, and 216,755 shares had been issued and were outstanding. There were no capital share redemptions for the period ended December 31, 2000.


  5.)SECURITIES TRANSACTIONS
     During the eight months  ending  December 31, 2000,  purchases and sales of
     investment   securities  other  than  short-term   investments   aggregated
     $2,027,435 and $110,901, respectively.

     For Federal income tax purposes, the cost of investments owned at December 31, 2000 was the same as book cost. At December 31, 2000, the composition of unrealized appreciation and depreciation was as follows:


================================================================================
  Appreciation         Depreciation           Net Appreciation (Depreciation)
================================================================================
     47,117              440,783                         (393,666)
================================================================================


  6.)OTHER INVESTING STRATEGIES
     The Fund is authorized to engage in the use of certain financial instruments for hedging and investment purposes including investing in options, warrants, futures and foreign currency contracts. The risks of investing in these instruments can be in excess of the amounts recorded in the Fund's accompanying financial statements. In addition, the risks of investing in these instruments includes the possibility of an illiquid market, the possibility that the change in the value of the instrument may not correlate with changes in the value of the underlying investment or index and the possible credit risk that the other party will not fulfill their obligations under the contract. At December 31, 2000, and for the fiscal period then ended, the fund had not engaged in any transactions involving these financial instruments.

     In addition, The Fund may engage in short sale transactions in securities listed on one or more worldwide securities exchanges, particularly in India, Luxembourg, London and the United States, when and to the extent deemed advisable by the Adviser. These short sales may involve a level of risk in excess of the liability recognized in the accompanying financial statements. At December 31, 2000 and for the fiscal period then ended, the Fund had not engaged in any short sales.

  7.)CONCENTRATION OF INVESTMENT RISK
     The Fund plans to invest primarily in the equity securities of Indian technology companies. The value of the shares of the Fund may be susceptible to factors affecting technology and technology-related industries and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities. The specific risk faced by technology companies include rapidly changing technologies; exposure to a high degree of government regulation; cyclical patterns in information technology spending; scarcity of qualified management, engineering and marketing personnel; the possibility of lawsuits related to technological patents; and changing investor sentiments and preferences with regard to technology sector investments.

     The Value of the Fund shares may also be adversely affected the Fund's investment focus on Indian companies. Specific risks include political and economic instability in India; less efficient securities markets in India; substantially less public information is available about Indian companies than U.S. companies; restrictions on investments by foreign institutional investors in India; fluctuations in currency exchange rates; and exchange controls. Furthermore, the Indian government exercises significant influence over many aspects of the Indian economy.

  8.)  PRIVATE PLACEMENTS
     At December 31, 2000, the Fund's investments in Private Placements exceeded the Fund's allowable limits for investments in illiquid investments (15% of net assets) under the Fund's prospectus. The Advisor of the Fund is undertaking measures to resolve the issue as soon as possible without causing any significant harm to existing shareholders of the Fund. However, given the present unsettled state of the capital markets, particularly the technology sector, the resolution of this matter may be protracted.

                          Independent Auditors' Report


The Board of Trustees and Shareholders
Venus Series Trust


We have audited the accompanying statement of assets and liabilities of the India Technology Fund (the "Fund"), a series of Venus Series Trust, including the schedule of investments, as of December 31, 2000, and the related statements of operations and changes in net assets for the period from March 17, 2000 (inception date) to December 31, 2000 and the financial highlights for the period from April 25, 2000 (commencement of operations) to December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects the financial position of the India Technology Fund as of December 31, 2000, the results of its operations, changes in its net assets and financial highlights for the periods described above, in conformity with accounting principles generally accepted in the United States of America.

                                                  /S/ KPMG LLP

Boston, Massachusetts
February 23, 2001

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

                                Board of Trustees
                                 John Gutjreund
                                  Rajvir Singh
                                  S. Afiq Raza
                                 Vikas Mehrotra

                               Investment Adviser
                            Venus Capital Management.
                             31 Milk St.. Suite 315
                                Boston, MA 02109


                             Dividend Paying Agent,
                         Shareholders' Servicing Agent,
                                 Transfer Agent
                           Mutual Shareholder Services
                           1301 E. 9th St., Suite 1005
                              Cleveland, Ohio 44114


                                    Custodian
                               Firstar Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202


                                     Counsel
                            Duval & Stachenfeld LLP,
                            300 E 42nd St. 3rd floor
                               New York, NY 10017


                              Independent Auditors
                                    KPMG LLP
                                 99 High Street
                           Boston, Massachusetts 02110